Exhibit 10.2
AMENDMENT NUMBER FOUR
to the
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
Dated as of March 8, 2005,
among
OPTION ONE OWNER TRUST 2001-2,
OPTION ONE LOAN WAREHOUSE CORPORATION,
OPTION ONE MORTGAGE CORPORATION
and
WELLS FARGO BANK N.A.
          This AMENDMENT NUMBER FOUR (this “Amendment”) is made and is effective as of this 16th day of December, 2005 (the “Effective Date”), among Option One Owner Trust 2001-2 (the “Issuer”), Option One Loan Warehouse Corporation (the “Depositor”), Option One Mortgage Corporation (the “Loan Originator” and the “Servicer”) and Wells Fargo Bank N.A., as Indenture Trustee (the “Indenture Trustee”), to the Second Amended and Restated Sale and Servicing Agreement, dated as of March 8, 2005, as amended (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee.
RECITALS
          WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement, as more expressly set forth herein.
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.
          SECTION 2. Amendments.
(A) As of the Effective Date, Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting in its entirety the definition of “Collateral Value” and replacing such definition with the following:
“Collateral Value: (I) With respect to the Advance Note and each Business Day, 100% of the Note Principal Balance of the Advance Note on such day and (II) with respect to each Loan and each Business Day, an amount equal to the positive difference, if any, between (a) the lesser of (1) the Collateral Percentage of the Market Value of such Loan, and (2) 100% of the Principal Balance of such Loan (other than a Scratch & Dent Loan which shall be 75% of the Principal Balance thereof) each as of such Business Day, less (b) the aggregate unreimbursed Servicing Advances attributable to such Loan as of the most recent Determination Date; provided, however, that the Collateral Value shall be zero with respect to the Advance Note following the occurrence of an Advance Note Event of Default and with respect to each Loan (1) that the Loan Originator is required to repurchase pursuant to Section 2.05 or Section 3.06 hereof or (2) which is a Loan of the type specified in subparagraphs (i)-(xi) hereof and which is in excess of the limits permitted under subparagraphs(i)-(xi) hereof, or (3) which remains pledged to the Indenture Trustee later than 180 days after its related Transfer Date, or (4) which has been released from the possession of the Custodian to the Servicer or any Loan Originator for a period in excess of 20 days or exceed the 50 Loan limit for released Loans set forth in the Custodial Agreement, or (5) that is a Loan which is 60 or more days Delinquent or a Foreclosed Loan, or (6) that is a Mixed Use Loan, or (7) that is a Wet Funded Loan and the related Loan Documents have not been delivered to the Custodian within fifteen (15) calendar days after the date of conveyance of such Loan to the Issuer hereunder, or (8) that is a Scratch and Dent Loan that has not been liquidated within 90 days after the determination of such deficiency, or (9) that has an original Principal Balance greater than $1,500,000 or (10) that is a Scratch and Dent Loan for which a description of the related deficiency has not been reported to the Initial Noteholder within one Business Day of the related Transfer Date or (11) that has a Fatal Exception; provided, further, that (A)
(i) the aggregate Collateral Value of Loans which are Second Lien Loans may not exceed 12% of the Maximum Note Principal Balance; provided, that the aggregate Collateral Value of Second Lien Loans exclusive of any Second Lien Loans that are Piggy-Backed Loans may not exceed 5% of the Maximum Note Principal Balance;
(ii) the aggregate Collateral Value of Loans that are High LTV Loans may not exceed 10% of the Maximum Note Principal Balance;
(iii) the aggregate Collateral Value of Loans which are 30 to 59 days Delinquent as of the related Determination Date may not exceed 5% of the Maximum Note Principal Balance;
(iv) the aggregate Collateral Value of Loans with an original Principal Balance greater than $500,000 but less than $1,000,000 may not exceed 20% of the Maximum Note Principal Balance;
(v) the aggregate Collateral Value of Loans with an original Principal Balance greater than $1,000,000 may not exceed 5% of the Maximum Note Principal Balance;
(vi) the aggregate Collateral Value of Loans which are classified as “CC” quality Loans may not exceed 5% of the Maximum Note Principal Balance;
(vii) the aggregate Collateral Value of Loans which are classified as “C” or “CC” quality Loans may not exceed 8% of the Maximum Note Principal Balance;
(viii) the aggregate Collateral Value of Loans which are Scratch and Dent Loans may not in the aggregate exceed 5% of the Maximum Note Principal Balance;
(ix) the aggregate Collateral Value of the Loans that are Wet Funded Loans may not exceed 50% of the Maximum Note Principal Balance; provided, for the last five (5) days of each calendar month and the first eight (8) days of each calendar month, the aggregate Collateral Value of Loans that are Wet Funded Loans may not exceed 60% of the Maximum Note Principal Balance;
(x) the aggregate Collateral Value of Loans that conform to Fannie Mae, Freddie Mac or Ginnie Mae underwriting guidelines may not exceed 20% of the Maximum Note Principal Balance, and the interest rates of such Loans shall be sufficiently hedged to the satisfaction of the Initial Noteholder;
(xi) the aggregate Collateral Value of Loans which are Interest-Only Loans may not in the aggregate exceed 35% of the Maximum Note Principal Balance and
(xii) the aggregate Collateral Value of Advance Receivables shall in no event exceed $112 million.
(B) each Loan shall be counted in each applicable category in (A) above and may be counted in 2 or more categories in (A) above at the same time; provided that once the Collateral Value of any Loan equals zero, it shall not be counted in any category listed in (A) above.”
(B) As of the Effective Date, Section 1.01 of the Sale and Servicing Agreement is hereby amended by inserting the following at the end of the definition of “Maximum Cumulative Loss Ratio”:
if for any such year the Pool Factor is 25% or greater.
(C) As of the Effective Date, Section 1.01 of the Sale and Servicing Agreement is hereby amended by inserting the following definitions:
“Cumulative Loss Ratio”: With respect to all mortgage loans originated in the same calendar year (each year’s loans being considered as a single pool) and serviced by Option One (whether or not such mortgage loans are sold or contributed to the Depositor), beginning with mortgage loans originated in 1997 (measured on a static pool basis) the cumulative losses on each such pool expressed as a percentage of the original principal balance of each such pool.
“Pool Factor”: With respect to all mortgage loans originated in the same calendar year (each year’s loans being considered a single pool), the current principal balance of such pool divided by the original outstanding principal balance of such pool.
(D) As of the Effective Date, Section 6.01(b) of the Sale and Servicing Agreement is hereby amended by inserting the following after clause (29) as clause (30):
     (30) the Cumulative Loss Ratio for the loans originated in each year, beginning with 1997, for which the Pool Factor is, as of the Remittance Date for which the report is given, 25% or more.
          SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.
          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.
          SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
          SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2001-2

By: Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:	/s/ Joann A. Rozell

Name: Joann A. Rozell
Title: Assistant Vice President

OPTION ONE LOAN WAREHOUSE CORPORATION

By:	/s/ CR Fulton

Name: Charles R. Fulton
Title: Assistant Secretary

OPTION ONE MORTGAGE CORPORATION

By:	/s/ CR Fulton

Name: Charles R. Fulton
Title: Vice President

WELLS FARGO BANK N.A., as Indenture Trustee

By:	/s/ Darron C. Woodus

Name: Darron C. Woodus
Title: Assistant Vice President
[Signature Page to Amendment Four to the Second Amended and Restated Sale and Servicing Agreement]